MORTGAGE
                                       AND
                               SECURITY AGREEMENT
                                       AND
                           FIXTURE FINANCING STATEMENT

         THIS INDENTURE (hereinafter referred to as the "Mortgage"), made as of September 8, 1999, between FIRST TEAM SPORTS, INC., a Minnesota corporation (hereinafter collectively referred to as the "Mortgagor"), whose post office address is 1201 Lund Boulevard, Anoka, Minnesota 55303, and Norwest Bank Minnesota, National Association, a national banking association (hereinafter referred to as the "Mortgagee"), whose post office address is Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479.

         THIS MORTGAGE SECURES, AMONG OTHER THINGS, A REVOLVING NOTE, PURSUANT TO WHICH ADVANCES WILL BE MADE TO THE MORTGAGOR AND SUCH AMOUNTS MAY BE REPAID AND REBORROWED.

         WITNESSETH, that the Mortgagor in consideration of the debt hereinafter described and the sum of One and 00/100 Dollars ($1.00) to the Mortgagor in hand paid by the Mortgagee, the receipt whereof is hereby acknowledged, does hereby MORTGAGE, GRANT, BARGAIN, SELL AND CONVEY unto the Mortgagee, its successors and assigns, forever, AND GRANTS TO THE MORTGAGEE A MORTGAGE LIEN AND SECURITY INTEREST IN the following properties (all of the following being hereafter collectively referred to as the "Premises"):

                                A. REAL PROPERTY

         All the tracts or parcels of real property lying and being in the County of Anoka, State of Minnesota, all as more fully described in Exhibit "A" attached hereto and made a part hereof, together with all the estates and rights in and to the real property and in and to lands lying in streets, alleys and roads adjoining the real property and all buildings, structures, improvements, fixtures and annexations, access rights, easements, rights of way or use, servitudes, licenses, tenements, hereditaments and appurtenances now or hereafter belonging or pertaining to the real property and all proceeds derived therefrom; and

                            B. IMPROVEMENTS, FIXTURES

         All buildings, equipment, fixtures, improvements, building supplies and materials and personal property now or hereafter attached to or necessary to the use, operation or maintenance of the improvements on the Premises including, but without being limited to, all machinery, fittings, fixtures, apparatus, equipment or articles used to supply heating, gas, electricity, air conditioning, water, light, waste disposal, power, refrigeration, ventilation, and fire and sprinkler protection, as well as all elevators, escalators, overhead cranes, hoists and assists, and the like, and all furnishings, supplies, draperies, maintenance and repair equipment, floor coverings, screens, storm windows, blinds, awnings, shrubbery and plants, stoves, ranges, ovens, refrigerators, air conditioners, dishwashers, clothes dryers, washing machines, disposals and compactors (it being understood that the enumeration of any specific articles of property shall in no way be held to exclude any items of property not specifically enumerated), as well as renewals, replacements, proceeds, additions, accessories, increases, parts, fittings, insurance payments, awards and substitutes thereof, together with all interest of the Mortgagor in any such items hereafter acquired, all of which personal property mentioned herein shall be deemed fixtures and accessory to the freehold and a part of the realty and not severable in whole or in part without material injury to the Premises, but excluding therefrom the trade fixtures, inventory, equipment and removable personal property of any tenant of the Premises; and


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                          C. RENTS, LEASES AND PROFITS

         All rents, issues, income, revenue, receipts, fees, and profits now due or which may hereafter become due under or by virtue of and together with all right, title and interest of the Mortgagor in and to any lease, license, sublease, contract or other kind of occupancy agreement, whether written or verbal, for the use or occupancy of the Premises or any part thereof; and

                        D. JUDGMENTS, CONDEMNATION AWARDS
                             AND INSURANCE PROCEEDS

         All awards, compensation or settlement proceeds made by any governmental or other lawful authorities for the threatened or actual taking or damaging by eminent domain of the whole or any part of the Premises, including any awards for a temporary taking, change of grade of streets or taking of access, together with all insurance proceeds resulting from a casualty to any portion of the Premises; and

                     E. LICENSES, PERMITS, EQUIPMENT LEASES
                             AND SERVICE AGREEMENTS

         All right, title and interest of the Mortgagor in and to any licenses, permits regulatory approvals, government authorizations, franchise agreements and equipment or chattel leases, service contracts or agreements and all proceeds therefrom, arising from, issued in connection with or in any way related to the use, occupancy, operation, maintenance or security of the Premises, together with all replacements, additions, substitutions and renewals thereof, which may be assigned pursuant to agreement or law; and

                 F. ACCOUNTS RECEIVABLE AND GENERAL INTANGIBLES

         All accounts receivable, chattel paper, general intangibles, instruments, and all proceeds therefrom, whether cash or noncash, derived by the Mortgagor from the use, occupancy or operation of the Premises, including, without limitation, all third party payments, but excepting the proceeds of any borrowed funds, and reserving to the Mortgagor a license to collect the same unless and until an Event of Default occurs under this Mortgage.

         AND THE MORTGAGOR for the Mortgagor, the Mortgagor's heirs, administrators, personal representatives, successors and assigns, covenant with the Mortgagee, its successors and assigns, that the Mortgagor is lawfully seized of the Premises and has good right to sell and convey the same; that the Premises are free from all encumbrances except as may be set forth in Exhibit "B" attached hereto and made a part hereof (hereinafter referred to as the "Permitted Encumbrances"); that the Mortgagee, its successors and assigns, shall quietly enjoy and possess the Premises; and that the Mortgagor will WARRANT AND DEFEND the title to the same against all lawful claims not specifically excepted in this Mortgage.

         TO HAVE AND TO HOLD THE SAME, together with the possession and right of possession of the Premises, unto the Mortgagee, its successors and assigns, forever.

         PROVIDED NEVERTHELESS, that if the Mortgagor, the Mortgagor's heirs, administrators, personal representatives, successors or assigns, shall pay to the Mortgagee, its successors or assigns, the sum of Six Million Dollars ($6,000,000), according to the terms of that certain Term Note dated of even date herewith in the principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000) and that certain Revolving Note dated of even date herewith in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) (hereinafter collectively referred to herein as the "Note"), the

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terms and conditions of which are incorporated herein by reference and made a part hereof, together with any extensions or renewals thereof, due and payable with interest thereon at the variable rate set forth therein, executed by the Mortgagor and payable to the Mortgagee, the balance of said principal sum together with interest thereon being due and payable in any event on September 30, 2002, and shall repay to the Mortgagee, its successors or assigns, at the times demanded and with interest thereon at the same rate as specified in the Note, all sums advanced in protecting the lien of this Mortgage, including taxes, assessments, charges, claims, fines, impositions, insurance premiums, amounts due upon prior or superior mortgages and other prior or superior liens, encumbrances and interests, and legal expenses and attorney's fees and all sums advanced for any other purpose authorized herein (the Note and all such sums, together with interest thereon, being hereinafter collectively referred to as the "Indebtedness Secured Hereby"), and shall keep and perform all of the covenants and agreements herein contained, then this Mortgage shall become null and void, and shall be released at the Mortgagor's expense.

               AND IT IS FURTHER COVENANTED AND AGREED AS FOLLOWS:

                                       1.

                    1. GENERAL REPRESENTATIONS AND WARRANTIES

         1.1 REPRESENTATIONS AND WARRANTIES. The Mortgagor represents and warrants as follows:

         The Mortgagor is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, is duly qualified to do business in the State of Minnesota and has all requisite power and authority to own and operate the Premises, to enter into the Note, this Mortgage, the Credit and Security Agreement dated of even date herewith (together with all amendments, supplements and restatements, the "Credit Agreement"), and any other document securing the Note and to borrow the monies and otherwise assume and perform as contemplated thereunder, and is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it.

         Neither the borrowing of the monies nor the execution, delivery of the Note, this Mortgage, the Credit Agreement, or any other document securing the Note nor the performance or the provisions of the agreements therein contained on the part of the Mortgagor will contravene, violate or constitute a default under the Articles of Incorporation or By-Laws of the Mortgagor, or any agreement with the shareholders of the Mortgagor, or any creditors of the Mortgagor, or any law, ordinance, governmental regulation, agreement or indenture to which the Mortgagor is a party or by which the Mortgagor or the Mortgagor's properties are bound.

         There are no (i) bankruptcy proceedings involving the Mortgagor; (ii) dissolution proceedings involving the Mortgagor; (iii) unsatisfied judgments of record against the Mortgagor; or (iv) tax liens filed against the Mortgagor.

         The Note, this Mortgage, the Credit Agreement and all other documentation executed in connection with the loan evidenced by the Note have been duly executed and delivered by the Mortgagor and constitute the legal, valid and binding obligations of the Mortgagor, enforceable in accordance with their terms, except as to enforcement of remedies, as may be limited by bankruptcy, insolvency or similar laws affecting generally the enforcement of creditor's remedies.

         There are no judgments, suits, actions or proceedings at law or in equity or by or before any governmental instrumentality or agency now pending against or, to the best of Mortgagor's knowledge, threatened against the Mortgagor or its properties, or both, nor has any judgment, decree or order been issued against the Mortgagor or its properties, or both, which would have a material adverse effect on the Premises or the financial condition of the Mortgagor or Mortgagor's properties.

         No consent or approval of any regulatory authority having jurisdiction over Mortgagor is necessary or required by law as a prerequisite to the execution, delivery and performance of the terms of the Note, this Mortgage, the Credit Agreement or any other document securing the Note.

         The Premises is free from any mechanics' or materialmen's liens or claims. There has been no labor or materials furnished to the Premises that has not been paid for in full.

         The Mortgagor has no notice, information or knowledge of any change contemplated in any applicable law, ordinance, regulation or restriction, or any judicial, administrative, governmental or quasi-governmental action, or any action by adjacent land owners, or natural or artificial condition existing upon the Premises which would limit, restrict, or prevent the contemplated or intended use and purpose of the Premises.

         There is no pending condemnation or similar proceeding affecting the Premises, or any portion thereof nor, to the best knowledge of the Mortgagor, is any such action being presently contemplated.

         No part of the Premises is being used for agricultural purposes.

         The Premises is undamaged by fire, windstorm or other casualty.

         The Mortgagor is not, as of the date hereof, in default in the payment of any of the Mortgagor's obligations.

         The Premises complies with all zoning ordinances, energy and environmental codes, building and use restrictions and codes, and any requirements with respect to licenses, permits and agreements necessary for the lawful use and operation of the Premises.

         The heating, electrical, sanitary sewer plumbing, storm sewer plumbing, potable water plumbing and other building equipment, fixtures and fittings are in good condition and working order, are adequate in quantity and quality for normal and usual use, and are fit for the purposes intended and the use contemplated.

         1.2 CONTINUING OBLIGATION. All statements made hereunder are true and correct and all information provided to Mortgagee by the Mortgagor relating to this transaction has not and does not contain any statement which, at the time and in the light of the circumstances under which it was made, would be false and misleading with respect to any material fact, or would omit any material fact necessary in order to make any such statement contained therein not false or misleading in any material respect. Should the Mortgagor subsequently obtain knowledge that such representation was or is untrue, the Mortgagor shall immediately notify Mortgagee as to the untrue nature of said representation and agree to take such action as may be necessary to cause such representation to become true.

                           2. COVENANTS AND AGREEMENTS

         2.1 PAYMENT OF INDEBTEDNESS: OBSERVANCE OF COVENANTS. The Mortgagor will duly and punctually pay each and every installment of principal and interest on the Note and all other Indebtedness Secured Hereby, as and when the same shall become due, and shall duly and punctually perform and observe all of the covenants, agreements and provisions contained herein, in the Note and any other instrument given as security for the payment of the Note.

         2.2 MAINTENANCE: REPAIRS. The Mortgagor agrees that it will keep and maintain the Premises in good condition, repair and operating condition free from any waste or misuse, and will comply with all requirements of law, municipal ordinances and regulations, restrictions and covenants affecting the Premises and their use, and will promptly repair or restore any buildings, improvements or structures now or hereafter on the Premises which may become damaged or destroyed to their condition prior to any such damage or destruction subject to the provisions of Article 5 hereof. The Mortgagor further agrees that without the prior written consent of the Mortgagee it will not expand any improvements on the Premises, erect any new improvements or make any material alterations in any improvements which will alter the basic structure, adversely affect the market value or change the existing architectural character of the Premises, and will complete within a reasonable time any buildings now or at any time in the process of erection on the Premises. The Mortgagor agrees not to acquiesce in any rezoning classification, modification or restriction affecting the Premises without the written consent of the Mortgagee. The Mortgagor agrees that it will not abandon or vacate the Premises. The Mortgagor agrees that it will provide, improve, grade, surface and thereafter maintain, clean, repair and adequately light all parking areas within the Premises, together with any sidewalks, aisles, streets, driveways and sidewalk cuts and sufficient paved areas for ingress and right-of-way to and from the adjacent public thoroughfare necessary or desirable for the use thereof.

         2.3 PAYMENT OF OPERATING COSTS; LIENS; AND PRIOR INDEBTEDNESS. The Mortgagor agrees that it will pay all operating costs and expenses of the Premises; keep the Premises free from mechanics' liens, materialmen's liens, judgment liens and other liens, executions, attachments or levies (hereinafter collectively referred to as "Liens"); and will pay when due all permitted indebtedness which may be secured by mortgage, lien or charge on the Premises and upon request will exhibit to the Mortgagee satisfactory evidence of such payment and discharge.

         2.4 PAYMENT OF IMPOSITIONS. The Mortgagor will pay when due and before any penalty all taxes, installments of assessments, water charges, sewer charges and other fees, taxes, charges and assessments of every kind and nature whatsoever assessed or charged against or constituting a lien on the Premises or any interest therein or the Indebtedness Secured Hereby (hereinafter referred to as the "Impositions"); and will upon demand furnish to the Mortgagee proof of the payment of any such Impositions. In the event of a court decree or an enactment after the date hereof by any legislative authority of any law imposing upon a mortgagee the payment of the whole or any part of the Impositions herein required to be paid by the Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or a mortgagee's interest in mortgaged premises, so as to impose such Imposition on the Mortgagee or on the interest of the Mortgagee in the Premises, then, in any such event, the Mortgagor shall bear and pay the full amount of such Imposition, provided that if for any reason payment by the Mortgagor of any such Imposition would be unlawful, or if the payment thereof would constitute usury or render the Indebtedness Secured Hereby wholly or partially usurious, the Mortgagee, at its option, may declare the whole sum secured by this Mortgage with interest thereon to be immediately due and payable, without prepayment premium, or the Mortgagee, at its option, may pay that amount or portion of such Imposition as renders the Indebtedness Secured Hereby unlawful or usurious, in which event the Mortgagor shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said Imposition.

         2.5 CONTEST OF LIENS AND IMPOSITIONS. The Mortgagor shall not be required to pay, discharge or remove any Liens or Impositions so long as the Mortgagor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the Liens or Impositions so contested and the sale of the Premises, or any part thereof to satisfy the same, provided that the Mortgagor shall, prior to any such contest, have given such security as may be demanded by the Mortgagee to insure such payments and prevent any sale or forfeiture of the Premises by reason of such nonpayment. Any such contest shall be prosecuted with due diligence and the Mortgagor shall promptly after final determination thereof pay the amount of any such Liens or Impositions so determined, together with all interest and penalties, which may be payable in connection therewith. Notwithstanding the provisions of this Section, the Mortgagor shall (and if the Mortgagor shall fail so to do, the Mortgagee, may but shall not be required to) pay any such Liens or Impositions notwithstanding such contest if in the reasonable opinion of the Mortgagee, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

         2.6 PROTECTION OF SECURITY. The Mortgagor agrees to promptly notify the Mortgagee of and appear in and defend any suit, action or proceeding that affects the value of the Premises, the Indebtedness Secured Hereby or the rights or interest of the Mortgagee hereunder. The Mortgagee may elect to appear in or defend any such action or proceeding and the Mortgagor agrees to indemnify and reimburse the Mortgagee from any and all loss, damage, expense or cost arising out of or incurred in connection with any such suit, action or proceeding, including costs of evidence of title and reasonable attorney's fees.

         2.7 REPORTING REQUIREMENTS. During the term of this Mortgage, the Mortgagor will deliver, or cause to be delivered, to the Mortgagee all information and reports required pursuant to section 6.1 of the Credit Agreement.

         2.8 ADDITIONAL ASSURANCES. The Mortgagor agrees upon reasonable request by the Mortgagee to execute and deliver such further instruments, financing statements under the Uniform Commercial Code and assurances and will do such further acts as may be necessary or proper to carry out more effectively the purposes of this Mortgage and, without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the granting clause hereof, or intended so to be. The Mortgagor agrees to pay any recording fees, filing fees, stamp taxes or other charges arising out of or incident to the filing, the issuance and delivery of the Note, the filing or recording of the Mortgage or the delivery of such further assurances and instruments as may be required pursuant to the terms of this Section.

         2.9 DUE ON SALE OR MORTGAGING, ETC. In the event:

         (a) the Mortgagor sells, conveys, transfers, further mortgages, changes the form of ownership or encumbers or disposes of the Premises, or any part thereof, or any interest therein; or

         (b) any corporate ownership interest in the Mortgagor is sold, conveyed, transferred, pledged or encumbered, whether voluntarily or involuntarily, or there is an agreement so to do (except as disclosed in the Credit Agreement);

         without the written consent of the Mortgagee being first obtained, then at the sole option of the Mortgagee, the Mortgagee may declare the entire principal and interest evidenced by the Note due and payable in full and call for payment of the same at once, together with the prepayment premium then in effect under the terms of the Note.

         2.10 UPDATED APPRAISALS. Mortgagor agrees that upon request of Mortgagee, it shall pay the costs of any updated appraisal of the Premises in form and content acceptable to Mortgagee at any time that either (a) an Event of Default shall have occurred hereunder, or (b) Mortgagee determines in its commercially reasonable judgment that the security for the loan evidenced by the Note has been physically or financially impaired in any material manner.

                                  3. INSURANCE

         3.1 INSURANCE. The Mortgagor shall obtain and keep in full force and effect during the term of this Mortgage at its sole cost and expense the following insurance:

         (a) insurance against loss by fire, lightning and risk customarily covered by standard extended coverage endorsement, including the cost of debris removal, together with a vandalism and malicious mischief endorsement, or all perils endorsements, all in the amount of not less than the full replacement cost of the improvements on the Premises, and together with an inflation-guard endorsement, an agreed-amount endorsement, a replacement cost endorsement and a waiver of subrogation endorsement;

         (b) Broad Form Boiler and Machinery Insurance on all equipment and pressure-fired vehicles or apparatus situate on the Premises, and providing for full repair and replacement cost coverage;

         (c) Flood Insurance in such minimal amounts and with such minimal limits as the Mortgagee may require unless evidence is provided that the Premises are not within a flood plain as defined by the Federal Insurance Administration and the Premises is not designated as being within a flood plain during the term of this Mortgage;

         (d) Comprehensive General Public Liability Insurance covering the legal liability of the Mortgagor against claims for bodily injury, death or property damage occurring on, in or about the Premises in such minimal amounts and with such minimal limits as the Mortgagee may require;

         (e)    Sprinkler Insurance, if applicable;

         (f) Contingent Liability Insurance and Worker's Compensation Insurance during the making of any alterations or improvements to the Premises; and

         (g) Such other forms of insurance as the Mortgagee may require or as may be required by law.

         Such insurance policies shall be written on forms and with insurance companies having a minimum noncontingent rating in Best's Casualty Reports of A, shall be satisfactory to the Mortgagee, shall name as the insured parties the Mortgagor and the Mortgagee, as their interests may appear, shall be in amounts sufficient to prevent the Mortgagor from becoming a co-insurer of any loss thereunder, and shall bear a satisfactory mortgagee clause in favor of the Mortgagee with loss proceeds under any such policies to be made payable to the Mortgagee. All required policies of insurance or acceptable certificates thereof, together with evidence of the payment of current premiums therefor, shall be delivered to the Mortgagee and shall provide that the Mortgagee shall receive at least sixty (60) days' advance written notice prior to cancellation, amendment or termination of any such policy of insurance. The Mortgagor shall, within sixty (60) days prior to the expiration of any such policy, deliver other original policies or certificates of the insurer evidencing the renewal of such insurance together with evidence of the payment of current premiums therefor. The Mortgagor shall at its expense furnish evidence of the replacement value of the improvements on the Premises in form satisfactory to the Mortgagee on renewal of insurance policies or upon request of the Mortgagee. Insurance coverage must at all times be maintained in proper relationship to such replacement value and must always provide for agreed amount coverage. In the event of a foreclosure of this Mortgage or any acquisition of the Premises by the Mortgagee, all such policies and any proceeds payable therefrom, whether payable before or after a foreclosure sale, or during the period of redemption, if any, shall become the absolute property of the Mortgagee to be utilized at its discretion. In the event of foreclosure or the failure to obtain and keep any required insurance, the Mortgagor empowers the Mortgagee to effect insurance upon the Premises at the Mortgagor's expense and for the benefit of the Mortgagee in the amounts and types aforesaid for a period of time covering the time of redemption prior to foreclosure sale, and if necessary therefor, to cancel any or all existing insurance policies. The Mortgagor agrees to furnish the Mortgagee copies of all inspection reports and insurance recommendations received by the Mortgagor from any insurer. The Mortgagee makes no representations that the above insurance requirements are adequate protection for a prudent mortgagor.

                           4. UNIFORM COMMERCIAL CODE

         4.1 SECURITY AGREEMENT. This Mortgage shall constitute a security agreement as defined in the Uniform Commercial Code (hereinafter referred to as the "Code"), and the Mortgagor hereby grants to the Mortgagee a security interest within the meaning of the Code in favor of the Mortgagee on the Improvements, Fixtures, Equipment and Personal Property, the Rents, Leases and Profits, the Judgments, Condemnation Awards and Insurance Proceeds, the Licenses, Permits, Equipment Leases and Service Agreements, and the Accounts Receivable and General Intangibles described in Granting Clauses B, C, D, E and F of this Mortgage (hereinafter referred to as the "Collateral").

         4.2 FIXTURE FILING. As to those items of Collateral described in this Mortgage that are, or are to become fixtures related to the real estate mortgaged herein, it is intended as to those items that THIS MORTGAGE SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING from the date of its filing in the real estate records of the County where the Premises are situate. The name of the record owner of said real estate is the Mortgagor set forth in page one to this Mortgage. Information concerning the security interest created by this instrument may be obtained from the Mortgagee, as secured party, at its address as set forth in page one of this Mortgage. The address of the Mortgagor, as debtor, is as set forth in page one to this Mortgage. This document covers goods which are or are to become fixtures. The Federal tax identification number of the Mortgagor is 41-1545748.

         4.3 REPRESENTATIONS AND AGREEMENTS. (a) The Mortgagor is and will be the true and lawful owner of the Collateral, subject to no liens, charges, security interest and encumbrances other than the lien hereof and the Permitted Encumbrances; (b) the Collateral is to be used by the Mortgagor solely for business purposes being installed upon the Premises for the Mortgagor's own use or as the equipment and furnishings leased or furnished by the Mortgagor, as landlord, to tenants of the Premises; (c) the Collateral will not be removed from the Premises without the consent of the Mortgagee except in accordance with
Section 4.4 hereof; (d) unless stated otherwise in this Mortgage the only persons having any interest in the Collateral are the Mortgagor and the Mortgagee and no financing statement covering any such property and any proceeds thereof is on file in any public office except pursuant hereto; (e) the remedies of the Mortgagee hereunder are cumulative and separate, and the exercise of any one or more of the remedies provided for herein or under the Uniform Commercial Code shall not be construed as a waiver of any of the other rights of the Mortgagee including having such Collateral deemed part of the realty upon any foreclosure thereof; (f) if notice to any party of the intended disposition of the Collateral is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) days prior to such intended disposition and may be given by advertisement in a newspaper accepted for legal publications either separately or as part of a notice given to foreclose the real property or may be given by private notice if such parties are known to the Mortgagee; (g) the Mortgagor will from time to time provide the Mortgagee on request with itemizations of all such Collateral on the Premises;
(h) the filing of a financing statement pursuant to the Code shall never impair the stated intention of this Mortgage that all Improvements, Fixtures, Equipment and Personal Property described in Granting Clause B hereof are, and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as part of the real property mortgaged hereunder irrespective of whether such item is physically attached to the real property or any such item is referred to or reflected in a financing statement; (i) the Mortgagor will on demand deliver all financing statements that may from time to time be required by the Mortgagee to establish and perfect the priority of the Mortgagee's security interest in such Collateral; (j) the Mortgagor shall give advance written notice of any proposed change in the Mortgagor's name, identity, address or structure and will execute and deliver to the Mortgagee prior to or concurrently with such change all additional financing statements that the Mortgagee may require to establish and perfect the priority of the Mortgagee's security interest; and (k) the Mortgagor shall renew and pay all expenses of renewing the financing statement covering the Collateral in the event the security interest in such Collateral will expire by reason of statutory law prior to the end of the term of this Mortgage.

         4.4 MAINTENANCE OF PROPERTY. Subject to the provisions of this Section, in any instance where the Mortgagor in its discretion determines that any item subject to a security interest under this Mortgage has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary for the operation of the Premises, the Mortgagor may, at its expense, remove and dispose of it and substitute and install other items not necessarily having the same function, provided, that such removal and substitution shall not impair the operating utility and unity of the Premises. All substituted items shall become a part of the Premises and subject to the lien of the Mortgage. Any amounts received or allowed the Mortgagor upon the sale or other disposition of the removed items of property shall be applied only against the cost of acquisition and installation of the substituted items. Nothing herein contained shall be construed to prevent any tenant or subtenant from removing from the Premises trade fixtures, furniture and equipment installed by it and removable by tenant under its terms of the lease, on the condition, however, that the tenant or subtenant shall at its own cost and expense, repair any and all damages to the Premises resulting from or caused by the removal thereof.

                     5. APPLICATION OF INSURANCE AND AWARDS

         5.1 DAMAGE OR DESTRUCTION OF THE PREMISES. The Mortgagor will give the Mortgagee prompt notice of any damage to or destruction of the Premises, and in case of loss covered by policies of insurance, the Mortgagee (whether before or after foreclosure sale) is hereby authorized at its option to settle and adjust any claim arising out of such policies and collect and receipt for the proceeds payable therefrom, provided, that the Mortgagor may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of Twenty-Five Thousand Dollars ($25,000). Any expense incurred by the Mortgagee in the adjustment and collection of insurance proceeds (including the cost of any independent appraisal of the loss or damage on behalf of the Mortgagee) shall be reimbursed to the Mortgagee first out of any proceeds. Except as provided in
Section 5.3 hereof, the proceeds or any part thereof shall be applied to reduction of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of the Mortgagee.

         5.2 CONDEMNATION. The Mortgagor will give the Mortgagee prompt notice of any action, actual or threatened, in condemnation or eminent domain and hereby assigns, transfers and sets over to the Mortgagee the entire proceeds of any award or claim for damages for all or any part of the Premises taken or damaged under the power of eminent domain or condemnation, the Mortgagee being hereby authorized to intervene in any such action and to collect and receive from the condemning authorities and give proper receipts and acquittances for such proceeds. The Mortgagor will not enter into any agreements with the condemning authority permitting or consenting to the taking of the Premises unless prior written consent of the Mortgagee is obtained. Any expenses incurred by the Mortgagee in intervening in such action or collecting such proceeds (including the cost of any independent appraisal) shall be reimbursed to the Mortgagee first out of the proceeds. Except as provided in Section 5.3 hereof, the proceeds or any part thereof shall be applied upon or in reduction of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, together with any applicable prepayment premium, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of the Mortgagee.

         5.3 THE MORTGAGEE TO MAKE PROCEEDS AVAILABLE UNDER CERTAIN CONDITIONS. Notwithstanding the provisions of Section 5.1 and 5.2 above, in the event of any damage to the improvements on the Premises as a result of an insured casualty or taking, the Mortgagee agrees to make the proceeds of any insurance or condemnation award available to the restoration or repair of the improvements on the Premises in accordance with the provisions of Section 5.4 hereof provided:
(a) the improvements can be rebuilt substantially to the same as those originally financed and can with restoration and repair continue to be operated for the purposes utilized prior to such damage or taking; (b) no Event of Default shall exist under this Mortgage, the Note, or other documents securing the Note; (c) the appraised value of the Premises after such restoration or repair shall not have been reduced from its appraised value as of the date hereof and (d) such restoration or repair shall be completed prior to the maturity of the Notes and this Mortgage.

         5.4 DISBURSEMENT OF INSURANCE AND CONDEMNATION PROCEEDS. Should any insurance or condemnation proceeds be applied to the restoration or repair of the Premises in accordance with this Article 5, the restoration or repair shall be done under the supervision of an architect acceptable to the Mortgagee and pursuant to site and building plans and specifications approved by the Mortgagee. The proceeds shall be held by the Mortgagee for such purposes and will from time to time be disbursed by the Mortgagee to defray the costs of such restoration or repair under such safeguards and controls as the Mortgagee may require and in accordance with standard construction loan procedures. Prior to the payment or application of insurance proceeds or a condemnation or eminent domain award to the repair or restoration of the improvements upon the Premises, the Mortgagee shall be entitled to receive the following:

         Evidence that no Event of Default exists under any of the terms, covenants and conditions of this Mortgage, the Note, or other collateral security documents.

         Evidence that all leasing requirements for the Premises as established by the Mortgagee have been met.

         Reasonably satisfactory proof that such improvements have been fully restored, or that the expenditure of money as may be received from such insurance proceeds or eminent domain award will be sufficient to repair, restore or rebuild the Premises, free and clear of all liens, except the lien of this Mortgage. In the event such insurance proceeds or eminent domain award shall be insufficient to repair, restore or rebuild the said improvements, the Mortgagor or its lessee shall deposit with the Mortgagee funds equaling such deficiency, which, together with the insurance proceeds or eminent domain award, shall be sufficient to restore, repair and rebuild the Premises.

         A statement of the Mortgagor's architect, certifying the extent of the repair and restoration completed to the date thereof, and that such repairs, restoration and rebuilding have been performed to date in conformity with the plans and specifications approved by the Mortgagee, together with appropriate evidence of payment for labor or materials furnished to the Premises, and total or partial lien waivers substantiating such payments.

         A waiver of subrogation from any insurer who claims that it has no liability as to the Mortgagor or the then owner or other insured under the policy of insurance in question.

         Such performance and payment bonds, and such insurance, in such amounts, issued by such company or companies and in such forms and substance, as are required by the Mortgagee.

         In the event the Mortgagor shall fail to restore, repair or rebuild the improvements upon the Premises within a reasonable time, then the Mortgagee, at its option, and upon not less than thirty (30) days written notice to the Mortgagor, may commence to restore, repair or rebuild the said improvements for or on behalf of said Mortgagor, and its tenants, and for such purpose, may perform all necessary acts to accomplish such restoration, repair or rebuilding. In the event insurance proceeds or an eminent domain award shall exceed the amount necessary to complete the repair, restoration or the rebuilding of the improvements upon the Premises, such excess may, at the Mortgagee's option, be applied on account of the last maturing installments of the Indebtedness Secured Hereby, irrespective of whether such installments are then due and payable without application of a prepayment premium, or be returned to the Mortgagor. In the event the Mortgagor shall fail to restore, repair or rebuild the improvements upon the Premises within the reasonable time, and if the Mortgagee does not restore, repair or rebuild the said improvements as herein provided, then the Mortgagee may, at its option, apply all or any part of the insurance proceeds or condemnation or eminent domain award on account of the last maturing installments of the Indebtedness Secured Hereby whether then due or not, without application of a prepayment premium, or return the same to the Mortgagor.

                               6. LEASES AND RENTS

         6.1 MORTGAGOR TO COMPLY WITH LEASES. The Mortgagor represents and warrants that there are currently no leases in existence in connection with any portion of the Premises. The Mortgagor further covenants and warrants that it shall not enter into leases for any portion of the Premises without obtaining the prior written consent of the Mortgagee. With reference to any leases executed in accordance with this Section 6.1, the Mortgagor will, at its own cost and expense, perform, comply with and discharge all of the obligations of the Mortgagor under any leases and use its best efforts to enforce or secure the performance of each obligation and undertaking of the respective tenants under any such leases and will appear in and defend, at its own cost and expense, any action or proceeding arising out of or in any manner connected with the Mortgagor's interest in any leases of the Premises. The Mortgagor will not modify, extend, renew, terminate, accept a surrender of, or in any way alter the terms of the leases, nor borrow against, pledge or assign any rentals due under the leases nor consent to a subordination or assignment of the interest of the tenants thereunder to any party other than the Mortgagee, nor anticipate the rents thereunder for more than one (1) month in advance or reduce the amount of rents and other payments thereunder, nor waive, excuse, condone or in any manner release or discharge the tenants of or from their obligations, covenants, conditions and agreements to be performed. Notwithstanding anything to the contrary herein contained, the Mortgagor may amend or modify any existing leases without the prior written consent of the Mortgagee provided that such amendments or modifications are made in the ordinary course of business and do not diminish any material benefit accruing to the landlord under such lease or reduce either the length of the term, the rental or the size of the demised premises.

         6.2 THE MORTGAGEE'S RIGHT TO PERFORM UNDER LEASES. Should the Mortgagor fail to perform, comply with or discharge any obligations of the Mortgagor under any lease or should the Mortgagee become aware of or be notified by any tenant under any lease of a failure on the part of the Mortgagor to so perform, comply with or discharge its obligations under said lease, the Mortgagee may, but shall not be obligated to, and without further demand upon the Mortgagor, and without waiving or releasing the Mortgagor from any obligation in this Mortgage contained, remedy such failure, and the Mortgagor agrees to repay upon demand all sums incurred by the Mortgagee in remedying any such failure together with interest at the rate then in effect under the terms of the Note. All such sums, together with interest as aforesaid shall become so much additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the Mortgagor from any default hereunder.

         6.3 ASSIGNMENT OF LEASES AND RENTS. The Mortgagor does hereby sell, assign and transfer unto the Mortgagee all of the leases, rents and profits now due and which may hereafter become due under or by virtue of any lease, whether written or verbal, or any agreement for the use or occupancy of the Premises, whether presently in existence or entered into at any time during the term of this Mortgage, it being the intention of this Mortgage to establish an absolute transfer and assignment of all such leases and agreements and all of the rents and profits from the Premises unto the Mortgagee and the Mortgagor does hereby appoint irrevocably the Mortgagee its true and lawful attorney in its name and stead, which appointment is coupled with an interest, to collect all of said rents and profits; provided, the Mortgagor shall have the right to collect and retain such rents and profits unless and until an Event of Default exists under this Mortgage.

         6.4 REMEDIES. Upon an Event of Default and whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder or during any period of redemption, the Mortgagee, without regard to waste, adequacy of the security or solvency of the Mortgagor, may revoke the privilege granted the Mortgagor hereunder to collect the rents and profits, and may, at its option, without notice, either: (a) in person or by agent, with or without taking possession of or entering the Premises, with or without bringing any action or proceeding, give, or require the Mortgagor to give, notice to any or all tenants under any lease authorizing and directing the tenant to pay such rents and profits to the Mortgagee; collect all of the rents and profits; enforce the payment thereof and exercise all of the rights of the landlord under the leases and all of the rights of the Mortgagee hereunder; may enter upon, take possession of, manage and operate said Premises, or any part thereof; may cancel, enforce or modify the leases, and fix or modify rents, and do any acts which the Mortgagee deems proper to protect the security hereof with or without taking possession of the Premises; or (b) apply for the appointment of a receiver in accordance with the statutes and law made and provided for, which receivership the Mortgagor hereby consents to, who shall collect the rents and profits, and all other income of any kind; manage the Premises so to prevent waste; execute leases within or beyond the period of receivership, and perform the terms of this Mortgage and apply the rents and profits as hereinafter provided.

         The entering upon and taking possession of the Premises, the appointment of a receiver, the collection of such rents and profits and the application thereof as aforesaid shall not cure or waive any Event of Default under this Mortgage nor in any way operate to prevent the Mortgagee from pursuing any other remedy which it may now or hereafter have under the terms of this Mortgage nor shall it in any way be deemed to constitute the Mortgagee a mortgagee-in-possession. The rights and powers of the Mortgagee hereunder shall remain in full force and effect both prior to and after any foreclosure of the Mortgage and any sale pursuant thereto and until expiration of the period of redemption from said sale, regardless of whether a deficiency remains from said sale. The purchaser at any foreclosure sale, including the Mortgagee, shall have the right, at any time and without limitation as provided in Minnesota Statutes section 582.03, to advance money to any receiver appointed hereunder to pay any part or all of the items which the receiver would otherwise be authorized to pay if cash were available from the Premises and the sum so advanced, with interest at the rate then in effect under the terms of the Note, shall be a part of the sum required to be paid to redeem from any foreclosure sale. The rights hereunder shall in no way be dependent upon and shall apply without regard to whether the Premises are in danger of being lost, materially injured or damaged or whether the Premises are adequate to discharge the Indebtedness Secured Hereby.

         6.5 APPLICATION OF RENTS. Any rents collected pursuant to the terms of
Section 6.4 hereof shall be applied in the following order: (a) to payment of all reasonable fees of any receiver appointed hereunder; (b) to application of tenant's security deposits as required by Minnesota Statutes section 504.20; (c) to payment when due of prior or current real estate taxes or special assessments with respect to the Premises or, if this Mortgage so requires, to the periodic escrow for payment of the taxes or special assessments then due; (d) to payment when due of premiums for insurance of the type required by this Mortgage or, if this Mortgage so requires, to the periodic escrow for the payment of premiums then due; and (e) to payment of all expenses for normal maintenance of the Premises. Any rents remaining after application of the above items shall be applied to the Indebtedness Secured Hereby on a monthly basis. If the Premises shall be foreclosed and sold pursuant to a foreclosure sale, then:

         (a) if the Mortgagee is the purchaser at the foreclosure sale, the rents shall be paid to the Mortgagee to be applied to the extent of any deficiency remaining after the sale, the balance to be retained by the Mortgagee, and if the Premises be redeemed by the Mortgagor or any other party entitled to redeem, to be applied as a credit against the redemption price with any remaining excess rents to be paid to the Mortgagor, provided, if the Premises not be redeemed, any remaining excess rents to belong to the Mortgagee, whether or not a deficiency exists.

         (b) if the Mortgagee is not the purchaser at the foreclosure sale, the rents shall be paid to the Mortgagee to be applied first, to the extent of any deficiency remaining after the sale, the balance to be retained by the purchaser, and if the Premises be redeemed by the Mortgagor or any other party entitled to redeem, to be applied as a credit against the redemption price with any remaining excess rents to be paid to the Mortgagor, provided, if the Premises not be redeemed any remaining excess rents shall be paid first, to the purchaser at the foreclosure sale in an amount equal to the interest accrued upon the sale price pursuant to Minnesota Statutes section 580.23 or section 581.10, then to the Mortgagee to the extent of any deficiency remaining unpaid and the remainder to the purchaser.

                           7. RIGHTS OF THE MORTGAGEE

         7.1 RIGHT TO CURE EVENT OF DEFAULT. If the Mortgagor shall fail to comply with any of the covenants or obligations of this Mortgage, the Mortgagee may, but shall not be obligated to, without demand upon the Mortgagor, and without waiving or releasing the Mortgagor from any obligation in this Mortgage contained, remedy such failure, and the Mortgagor agrees to repay upon demand all sums incurred by the Mortgagee in remedying any such failure together with interest at the Default Rate, as defined under the terms of the Credit Agreement. All such sums, together with interest as aforesaid shall become so much additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the Mortgagor from any failure hereunder.

         7.2 NO CLAIM AGAINST THE MORTGAGEE. Nothing contained in this Mortgage shall constitute any consent or request by the Mortgagee, express or implied, for the performance of any labor or services or for the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving the Mortgagor or any party in interest with the Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would create any personal liability against the Mortgagee in respect thereof or would permit the making of any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

         7.3 INSPECTION. The Mortgagor will permit the Mortgagee's authorized representatives to enter the Premises at all times during normal business hours for the purpose of inspecting the same; provided the Mortgagee shall have no duty to make such inspections and shall not incur any liability or obligation for making or not making any such inspections.

         7.4 WAIVERS; RELEASES; RESORT TO OTHER SECURITY, ETC. Without affecting the liability of any party liable for payment of any Indebtedness Secured Hereby or performance of any obligation contained herein, and without affecting the rights of the Mortgagee with respect to any security not expressly released in writing, the Mortgagee may, at any time, and without notice to or the consent of the Mortgagor or any party in interest with the Premises or the Note: (a) release any person liable for payment of all or any part of the Indebtedness Secured Hereby or for performance of any obligation herein; (b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness Secured Hereby or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof; (c) accept any additional security; (d) release or otherwise deal with any property, real or personal, including any or all of the Premises, including making partial releases of the Premises; or (e) resort to any security agreements, pledges, contracts of guarantee, assignments of rents and leases or other securities, and exhaust any one or more of said securities and the security hereunder, either concurrently or independently and in such order as it may determine.

         7.5 RIGHTS CUMULATIVE. Each right, power or remedy herein conferred upon the Mortgagee is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter arising, available to the Mortgagee, at law or in equity, or under the Uniform Commercial Code, or under any other agreement, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by the Mortgagee and any such exercise shall not be a waiver of the right to exercise at any time thereafter any other right, power or remedy. No delay or omission by the Mortgagee in the exercise of any right, power or remedy arising hereunder or arising otherwise shall impair any such right, power or remedy or the right of the Mortgagee to resort thereto at a later date or be construed to be a waiver of any Event of Default under this Mortgage or the Note.

         7.6 SUBSEQUENT AGREEMENTS. Any agreement hereafter made by the Mortgagor and the Mortgagee pursuant to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

         7.7 WAIVER OF APPRAISEMENT, HOMESTEAD, MARSHALING. The Mortgagor hereby waives to the full extent lawfully allowed the benefit of any homestead, appraisement, evaluation, stay and extension laws now or hereinafter in force. The Mortgagor hereby waives any rights available with respect to marshaling of assets so as to require the separate sales of any portion of the Premises, or as to require the Mortgagee to exhaust its remedies against a specific portion of the Premises before proceeding against the other and does hereby expressly consent to and authorize the sale of the Premises or any part thereof as a single unit or parcel.

         7.8 BUSINESS LOAN REPRESENTATION. The Mortgagor represents and warrants to the Mortgagee that the loan evidenced by the Note is a business loan transacted solely for the purpose of carrying on the business of the Mortgagor and the Premises does not constitute the homestead of the Mortgagor.

                        8. EVENTS OF DEFAULT AND REMEDIES

         8.1 EVENTS OF DEFAULT. The violation of any provision of this Mortgage or the occurrence of any Event of Default as defined in the Credit Agreement shall constitute an Event of Default hereunder ("Event of Default").

         8.2 THE MORTGAGEE'S RIGHT TO ACCELERATE. If an Event of Default shall occur the Mortgagee may immediately and without notice to the Mortgagor declare the entire unpaid principal balance of the Note together with all other Indebtedness Secured Hereby to be immediately due and payable and thereupon all such unpaid principal balance of the Note together with all accrued interest thereon and all other Indebtedness Secured Hereby shall be and become immediately due and payable.

         8.3 REMEDIES OF THE MORTGAGEE AND RIGHT TO FORECLOSE. If an Event of Default shall occur the Mortgagee shall have the right to enforce the provisions of this Mortgage and may, either with or without entry or taking possession, proceed by suit or suits at law or in equity or by any other appropriate proceedings or remedy to enforce payment of the Indebtedness Secured Hereby or the performance of any other term hereof or any other right and the Mortgagor hereby authorizes and fully empowers the Mortgagee to foreclose this Mortgage by judicial proceedings or by advertisement with full authority to sell the Premises at public auction and convey the same to the purchaser in fee simple, either in one parcel or separate lots and parcels, all in accordance with and in the manner prescribed by law, and out of the proceeds arising from sale and foreclosure to retain the principal and interest due on the Note and the Indebtedness Secured Hereby together with all such sums of money as the Mortgagee shall have expended or advanced pursuant to this Mortgage or pursuant to statute together with interest thereon as herein provided and all costs and expenses of such foreclosure, including, but not limited to, maximum lawful attorney's fees, costs of environmental inspections and appraisal costs and expenses, with the balance, if any, to be paid to the persons entitled thereto by law.

         8.4 RECEIVER. Upon the occurrence of an Event of Default, the Mortgagee shall be entitled as a matter of right without notice and without giving bond and without regard to the solvency or insolvency of the Mortgagor, or waste of the premises or adequacy of the security of the Premises, to apply for the appointment of a receiver under any statute or law who shall have all the rights, powers and remedies as provided by such statute or law, including without limitation the rights of receiver pursuant to Minnesota Statutes section 576.01, as amended, and who shall from the date of his appointment through any period of redemption existing at law collect the rents, and all other income of any kind; manage the Premises so as to prevent waste; execute leases within or beyond the use of receivership; and perform the terms of this Mortgage and apply the rents, issues and profits to the payment of the expenses enumerated in Minnesota Statutes section 576.01, subdivision 2 in the priority mentioned therein and to all expenses for maintenance of the Premises and to the costs and expenses of the receivership, including reasonable attorneys fees, to the repayment of the Indebtedness Secured Hereby. The Mortgagor does hereby irrevocably consent to such appointment.

         8.5 RIGHTS UNDER UNIFORM COMMERCIAL CODE. In addition to the rights available to a mortgagee of real property, the Mortgagee shall also have all the rights, remedies and recourse available to a secured party under the Uniform Commercial Code including the right to proceed under the provisions of the Uniform Commercial Code governing default as to any Collateral as defined in
Section 4.1 of this Mortgage which may be included in the Premises or which may be deemed nonrealty in a foreclosure of this Mortgage or to proceed as to such Collateral in accordance with the procedures and remedies available pursuant to a foreclosure of real estate.

         8.6 RIGHT TO DISCONTINUE PROCEEDINGS. In the event the Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under this Mortgage and shall thereafter elect to discontinue or abandon the same for any reason, the Mortgagee shall have the unqualified right to do so and in such event the Mortgagor and the Mortgagee shall be restored to their former positions with respect to the Indebtedness Secured Hereby. This Mortgage, the Premises and all rights, remedies and recourse of the Mortgagee shall continue as if the same had not been invoked.

         8.7 ACKNOWLEDGMENT OF WAIVER OF HEARING BEFORE SALE. The Mortgagor understands and agrees that if an Event of Default shall occur, the Mortgagee has the right, inter alia, to foreclose this Mortgage by advertisement pursuant to Minnesota Statutes chapter 580, as hereafter amended, or pursuant to any similar or replacement statute hereafter enacted; that if the Mortgagee elects to foreclose by advertisement, it may cause the Premises, or any part thereof, to be sold at public auction; that notice of such sale must be published for six
(6) successive weeks at least once a week in a newspaper of general circulation and that no personal notice is required to be served upon the Mortgagor. The

Mortgagor further understands that upon the occurrence of an Event of Default, the Mortgagee may also elect its rights under the Uniform Commercial Code and take possession of the Collateral and dispose of the same by sale or otherwise in one or more parcels provided that at least ten (10) days' prior notice of such disposition must be given, all as provided for by the Uniform Commercial Code, as hereafter amended or by any similar or replacement statute hereafter enacted. The Mortgagor further understands that under the Constitution of the United States and the Constitution of the State of Minnesota it may have the right to notice and hearing before the Premises may be sold and that the procedure for foreclosure by advertisement described above does not insure that notice will be given to the Mortgagor and neither said procedure for foreclosure by advertisement nor the Uniform Commercial Code requires any hearing or other judicial proceeding. THE MORTGAGOR HEREBY EXPRESSLY CONSENTS AND AGREES THAT THE PREMISES MAY BE FORECLOSED BY ADVERTISEMENT AND THAT THE PERSONAL PROPERTY MAY BE DISPOSED OF PURSUANT TO THE UNIFORM COMMERCIAL CODE, ALL AS DESCRIBED ABOVE. THE MORTGAGOR ACKNOWLEDGES THAT IT IS REPRESENTED BY LEGAL COUNSEL; THAT BEFORE SIGNING THIS DOCUMENT THIS SECTION AND THE MORTGAGOR'S CONSTITUTIONAL RIGHTS WERE FULLY EXPLAINED BY SUCH COUNSEL AND THAT THE MORTGAGOR UNDERSTANDS THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.

                             9. HAZARDOUS MATERIALS

         9.1 DEFINITIONS. Any terms used in this Article which are defined in state or federal statutes and/or regulations promulgated in relation thereto shall have the meaning subscribed to such terms in said statutes and regulations.

         9.2 REPRESENTATIONS BY THE MORTGAGOR. The Mortgagor hereby represents to the Mortgagee that: (a) to the best of the Mortgagor's knowledge after due inquiry, the Premises has never been used either by previous owners or occupants or by the Mortgagor or current occupants to generate, manufacture, refine, transport, treat, store, handle or dispose of any toxic material, hazardous substance or hazardous waste and no such material, substance or waste currently exists on the Premises or in its soil or groundwater; (b) to the best of the Mortgagor's knowledge after due inquiry, no portion of the improvements on the Premises has been constructed with asbestos, asbestos-containing materials, urea formaldehyde insulation or any other chemical or substance which has been determined to be a hazard to health and environment; (c) to the best of the Mortgagor's knowledge after due inquiry, there are no electrical transformers or other equipment which have dielectric fluid-containing polychlorinated biphenyls
(PCBs) located in, on or under the Premises (the materials, substances and wastes described in subparagraphs 9.2(a), (b) and (c) above are hereinafter sometimes collectively referred to as "Hazardous Wastes and Substances"); (d) to the best of the Mortgagor's knowledge after due inquiry, the Premises has never contained any underground storage tanks; and (e) the Mortgagor has not received nor does it have any knowledge of any summons, citation, directive, letter or other communication, written or oral, from any local, state or federal governmental agency concerning (i) the existence of Hazardous Wastes and Substances on the Premises or in the immediate vicinity or (ii) any intentional or unintentional action or omission on the part of the Mortgagor or any occupant of the Premises resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, or dumping of Hazardous Wastes or Substances onto the Premises or into waters or other lands.

         9.3 COVENANTS OF THE MORTGAGOR. The Mortgagor hereby covenants to the Mortgagee that

         (a) the Mortgagor shall (i) comply and shall cause all occupants of the Premises to comply with all federal, state and local laws, rules, regulations and orders with respect to the discharge, generation, removal, transportation, storage and handling of

                Hazardous Wastes and Substances, (ii) remove any Hazardous Wastes and Substances immediately upon discovery of same, and
                (iii) pay or cause to be paid all costs associated with such removal;

         (b) the Mortgagor shall keep the Premises free of any lien imposed pursuant to any state or federal law, rule, regulation or order in connection with the existence of Hazardous Wastes and Substances on the Premises;

         (c) the Mortgagor shall not install or permit to be installed or to exist in or on the Premises any asbestos, asbestos-containing materials, urea formaldehyde insulation or any other chemical or substance which has been determined to be a hazard to health and environment; and

         (d) the Mortgagor shall not cause or permit to exist, as a result of an intentional or unintentional act or omission on the part of the Mortgagor or any occupant of the Premises, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of any Hazardous Wastes or Substances onto the Premises or into waters or other lands.

         9.4 EVENTS OF DEFAULT AND REMEDIES. It shall constitute an Event of Default hereunder and the Mortgagee shall be entitled to exercise all remedies available to it hereunder if: (a) any of the Mortgagor's representations contained in Section 9.2 hereof prove to be false, inaccurate or misleading; (b) the Mortgagor shall fail to comply with the covenants contained in Section 9.3 hereof; (c) any Hazardous Wastes or Substances are hereafter found to exist on the Premises or in its soil or groundwater; or (d) any summons, citation, directive, letter or other communication, written or oral, shall be issued by any local, state or federal governmental agency concerning the matters described in Section 9.2(e)(i) and (ii) above. The Mortgagor hereby grants the Mortgagee and its employees and agents an irrevocable and non-exclusive license to enter the Premises, subject to rights of tenants, in order to inspect, conduct testing and remove Hazardous Wastes and Substances. All costs of such inspection, testing and removal shall immediately become due and payable to the Mortgagee, shall be secured by this Mortgage and shall constitute additional Indebtedness Secured Hereby.

         9.5 INDEMNIFICATION. The Mortgagor hereby agrees to defend, indemnify and hold harmless the Mortgagee, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns ("Indemnified Parties") from and against any and all claims, losses, damages, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense and settlement of claims) incurred by the Indemnified Parties as a result of or in connection with the presence or removal of any Hazardous Wastes or Substances or as a result of or in connection with activities prohibited under this Article. The Mortgagor shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise, against the Indemnified Parties, shall hold the Indemnified Parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Article. This indemnification shall remain in full force and effect and shall survive the repayment of the Indebtedness Secured Hereby and the satisfaction of the documents securing the same, as well as the exercise of any remedy by the Mortgagee hereunder or under the other documents securing this Mortgage, including a foreclosure of the Mortgage or the acceptance of a deed in lieu of foreclosure.

                                10. MISCELLANEOUS

         10.1 RELEASE OF MORTGAGE. When all Indebtedness Secured Hereby has been paid, this Mortgage and all assignments herein contained shall be void and this Mortgage shall be released by the Mortgagee at the Mortgagor's expense.

         10.2 CHOICE OF LAW. This Mortgage is made and executed under the laws of the State of Minnesota and is intended to be governed by the laws of said State.

         10.3 SUCCESSORS AND ASSIGNS. This Mortgage and each and every covenant, agreement, indemnity and other provision hereof shall be binding upon the Mortgagor and its successors and assigns including without limitation each and every from time to time record owner of the Premises or any other person having an interest therein, shall run with the land and shall inure to the benefit of the Mortgagee and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is a party to this Mortgage.

         10.4 UNENFORCEABILITY OF CERTAIN CLAUSES. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

         10.5 CAPTIONS AND HEADINGS. The captions and headings of the various sections of this Mortgage are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

         10.6 NOTICES. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and the mailing thereof by certified mail to their respective addresses as set forth herein, or to such other places any party hereto may hereafter by notice in writing designate shall constitute service of notice hereunder.

         10.7 INTEREST LIMITATION. All agreements between the Mortgagor and the Mortgagee are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Indebtedness Secured Hereby or otherwise, shall the amount paid or agreed to be paid to the Mortgagee for the use, forbearance, loaning or detention of the Indebtedness Secured Hereby exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Note, the Credit Agreement or any other document securing this Mortgage at any time given shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Mortgagee should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance secured by the Note and not to the payment of interest thereunder. This provision shall control every other provision of all agreements between the Mortgagor and Mortgagee and shall also be binding upon and available to any subsequent holder of the Note.

         Nothing herein contained shall affect or impair the liability or obligation of any guarantor or other person who by separate instrument shall be or become liable upon the Indebtedness Secured Hereby.

         IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be executed as of the date first above written.

                                         FIRST TEAM SPORTS, INC.


                                         By:      /s/ Kent A. Brunner
                                         Name:    Kent A. Brunner
                                         Title:   CFO


                                 ACKNOWLEDGMENT

         STATE OF MINNESOTA         )
                                            )
         COUNTY OF _________        )

         The foregoing instrument was acknowledged before me this ____ day of September, 1999, by _________________________, the __________________________ of
First Team Sports, Inc., a Minnesota corporation on behalf of said corporation.


                                                   _________________________
                                                        Notary Public


THIS DOCUMENT WAS DRAFTED BY:
OPPENHEIMER WOLFF & DONNELLY LLP
45 South Seventh Street
Suite 3400
Minneapolis, Minnesota 55402
(612) 607-7000

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

         Lots 2 and 2A, Block 1, Anoka Enterprise Park Third Addition, according to the recorded plat thereof, Anoka County, Minnesota.

                                   EXHIBIT "B"

                             PERMITTED ENCUMBRANCES